SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Variable NAV Money Fund

Institutional Shares

The following information replaces the existing similar disclosure under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus.

The following waivers are currently in effect:

The Advisor has contractually agreed through November 30, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.20%. The agreement may only be terminated with the consent of the fund’s Board.

The Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at a ratio no higher than 0.15%. The Advisor, at its discretion, may revise or discontinue this arrangement at anytime.

Please Retain This Supplement for Future Reference

February 21, 2017
PROSTKR-790